INVESTOR RELATIONS PRESENTATION MAY 2018 CORPUS CHRISTI, TEXAS EXHIBIT 99.1

FORWARD LOOKING STATEMENTS 2 “This presentation contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward- looking statements made in this presentation. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2017 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) other reports filed with the SEC, including the Company’s First Quarter 2018 report on Form 10-Q. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.”

FirstCash® AT A GLANCE

Overview

- Leading pawn operator with over 2,200 store locations in 25 U.S. states and Latin America, including Mexico, Guatemala, El Salvador and Colombia.
- Retailer of pre-owned consumer products including:
  - Consumer electronics & appliances
  - Jewelry, diamonds & watches
  - Power tools, musical instruments & sporting goods
- Source of small, short-term pawn loans
  - Fully collateralized
  - No collections / credit reporting
- Attractive industry dynamics
  - Steady demand across economic cycles – recession resistant
  - Customer base is underserved – most lenders don't offer loans of $150 or less
  - Stable regulatory environment

Revenue



($ IN MILLIONS)
$705
$1,088
$1,780
2015
2016
2017

Adjusted EBITDA[1]



($ IN MILLIONS)
$132
$180
$273
2015
2016
2017

[1] *See "Non-GAAP Financial Information" and "Reconciliation of Net Income to EBITDA and Adjusted EBITDA in the Appendix.*

Source: Company filings.

FirstCash
3

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,200 STORES IN FIVE COUNTRIES 4 MEXICO OPERATIONS – 1,088 STORES IN 32 STATESU.S. OPERATIONS – 1,110 STORES IN 25 STATES CENTRAL AND SOUTH AMERICA OPERATIONS – 48 STORES 33 27 6 34 7 409 18 25 25 34 119 26 53 41 27 468 75 26 2 30 1 6 29 3 WA ID CA NV OR AZ CO MT NM UT WY TX KS OK IL IN IA MN NE ND SD WI MS AL AR KY LA MO FL GA NC SC VA OH CT ME MI NH NY PA VT MA NJ MD WV RI DE TN AK DC HI Baja California Baja California Sur Sinaloa Sonora Chihuahua Coahuila Nuevo Leon Tamaulipas Quintana Roo Yucatan San Luis Potosi Campeche Chiapas Tabasco Oaxaca Morelos Estado de Mexico Guerrero Durango Nayarit Zacatecas Aguascalientes Jalisco Colima Michoacán Guanajuato Puebla 1,088 Estado de Ciudad de Mexico Veracruz Queretaro Tlaxcala Hidalgo Note: As of Press Release 4/26/2018 Guatemala 34 El Salvador 13 1Colombia IDENTIFIES NEW COUNTRY

PAWN-FOCUSED PRODUCT MIX TRAILING TWELVE MONTHS (TTM) 5 TOTAL REVENUE $1.8 BILLION NET REVENUE $0.9 BILLION 59% 29% 4% 8% 39% 54% 6% 1% Note: As of 3/31/2018 PAWN STORE RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/ SERVICE FEES CONSOLIDATED GROSS MARGIN BY PRODUCT TYPE 35% 100% 5% 73%

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store With Personal Asset
~20%
~80%
Sells Asset to Company
Pawn Loan
(Collateralized with Asset)
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan & Pawn Service Fee
Retail Sales
Typical Margin = 35%
Pawn Service Fees
Monthly Yield = 12% - 13%

6

LIMITED CREDIT RISK FOR PAWN LENDING 7 • PAWN LOANS ARE SMALL AND AFFORDABLE WITH A SHORT DURATION – 30 TO 60 DAYS • APPROXIMATELY 75% OR MORE OF PAWN LOANS ARE REPAID • ALL LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY HELD BY THE PAWN STORE – RAPID LIQUIDATION THROUGH ON-SITE PAWN RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% ON FORFEITED COLLATERAL $164 $67 $0 $40 $80 $120 $160 U.S. LatAm AVERAGE PAWN LOAN1 (COLLATERALIZED WITH ASSET) 1 As of 3/31/2018 IN USD $

ANNUALIZED TTM ADMIN AND D&A EXPENSES 8 Note: Excludes merger related expenses ($ IN MILLIONS ON A TTM BASIS) $165 $161 $151 $140 $132 $122 $117 $70 $67 $63 $59 $57 $55 $52 $235 $228 $213 $199 $189 $177 $169 $239 $- $50 $100 $150 $200 $250 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 TTM Q1-2018 Proforma Admin Exp. Proforma Depreciation and Amortization Exp. Proforma Pre-Merger Expense Realized Synergies of $70 Million at March 2018

LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA AGUASCALIENTES, MEXICO TIJUANA, MEXICO

OVER 1,100 LATIN AMERICA LOCATIONS 10 705 909 953 1,088 32 46 46 48 4 29 60 100 130 157 207 269 329 386 447 538 597 674 737 955 999 1,136 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 As of 4/26/2018 MEXICO CENTRAL & SOUTH AMERICA 51% OF TOTAL STORE BASE TOTAL LATIN AMERICA LOCATIONS, END OF PERIOD 10 YEAR CAGR 18%

11 OVER 50% OF STORES AND EMPLOYEES LOCATED IN LATIN AMERICA LatAm U.S. 7,743 46% 9,039 54% Employee Count1 1,110 49% 1,136 51% Store Count2 1 As of 3/31/2018 2 As of Press Release 4/26/2018

LATAM OPERATING TRENDS: Q1-2018 12 • STRONG REVENUE GROWTH IN THE FIRST QUARTER – UP 25% ON A USD $ TRANSLATED BASIS – UP 16% ON A CONSTANT CURRENCY BASIS • RESULTS DRIVEN BY STRONG SAME- STORE SALES RESULTS AND CONTRIBUTIONS FROM NEW STORES • 19% GROWTH IN TOTAL PAWN LOANS OUTSTANDING ON A CONSTANT CURRENCY BASIS 11% 10% 11% 12% 13% 13% 23% 23% 24% 0% 4% 8% 12% 16% 20% 24% 28% Pawn Loans Core Revenue Retail Sales SAME-STORE TWO-YEAR GROWTH1 Q1-2017 Q1-2018 1 Growth rates calculated on a constant currency basis, a non-GAAP measure defined in the 4/26/2018 press release and reconciled to the most comparable GAAP measures in the financial statements of the same release.

LATAM PAWN AND INVENTORY COMPOSITION 13 LATAM OPERATIONS SEGMENT 19% 64% 11% 2% 2% 2% 25% 60% 10% 1% 2% 2% PAWN COLLATERAL INVENTORY Note: As of 3/31/2018 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

PRENDAMEX ACQUISITION 14 • ACQUIRED 126 STORES IN MARCH 2018 • POSITIONED IN URBAN MARKETS ACROSS 8 STATES IN CENTRAL AND SOUTHERN MEXICO • SMALLER-FORMAT LOCATIONS FOCUSED PRIMARILY ON JEWELRY LENDING • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 • SIGNIFICANT LONG-TERM GROWTH POTENTIAL CUAUTITLAN, MEXICO

LATAM GROWTH STRATEGY  SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION  SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS IN MEXICO & GUATEMALA  FIRST STORE IN COLOMBIA OPENED Q1-2018. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION  NEW STORE IN GUATEMALA OPENED Q1-2018 AND IS THE FIRST LARGE FORMAT “FIRST CASH” BRANDED LOCATION  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN MARKETS SUCH AS PERU LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION French Guiana Suriname Guyana Panama Costa Rica Nicaragua El Salvador Honduras Guatemala Argentina Bolivia Brazil Chile Peru Uruguay Venezuela Mexico Paraguay Belize LATIN AMERICA GROWTH STRATEGY EXISTING COUNTRY PRESENCE MARKET ENTRY Q1-2018 WITH NEAR-TERM EXPANSION OPPORTUNITIES 15 Colombia Ecuador

NEW STORE OPENINGS 16 • 11 LARGE FORMAT DE NOVO LOCATIONS OPENED IN LATAM Q1-2018 – 9 IN MEXICO AND SINGLE STORES IN GUATEMALA AND COLOMBIA • STRONG PIPELINE OF ADDITIONAL DE NOVO LOCATIONS WHICH ARE EXPECTED TO OPEN IN 2018 • THE COLOMBIAN STORE OPENING MARKS THE FIRST LOCATION IN SOUTH AMERICA • THE DE NOVO GUATEMALA OPENING IS THE COMPANY’S FIRST LARGE FORMAT FIRST CASH BRANDED STORE IN THE COUNTRY BOGOTA, COLOMBIA – OPENED Q1-2018 AMATITLAN , GUATEMALA – OPENED Q1-2018

PROVEN NEW STORE OPENING PROCESS 17  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT MONTERREY, MEXICO

Year 1 Year 2 Year 3 Year 4 Year 5 Op Margin (4%) 17% 22% 24% 26% $0 $40 $80 $120 $160 $200 $0 $100 $200 $300 $400 $500 Year 1 Year 2 Year 3 Year 4 Year 5 St o re -l e ve l p ro fi t U SD $ ( Th o us an d s) R e ve n u e U SD $ ( Th o u sa n d s) Revenue Store-level Profit PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP Typical Mexico New Store Ramp New Store Investment (USD $) Cap Ex - Leasehold improvements & fixtures - Computer & security equipment $160,000 Start-up Losses - Pre-opening - First six months of operation $25,000 Total Store Investment $185,000 Working Capital (USD $) First Year for New Store - Operating cash - Loan funding - Inventory $90,000 CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS` 18 ($ IN USD) 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 1

UNITED STATES OVERVIEW LOCATIONS IN 25 STATES GRAND PRAIRIE, TEXAS CORPUS CHRISTI, TEXAS

U.S. – Over 1,100 Locations in 25 States



Legacy First Cash
Legacy Cash America
Shared Markets
33
WA
OR
CA
27
NV
7
UT
ID
MT
2
WY
30
CO
34
AZ
NM
ND
SD
1
NE
KS
18
OK
409
TX
MN
IA
25
MO
AR
26
LA
WI
25
IL
MS
34
IN
26
KY
53
TN
8
AL
MI
119
OH
46
GA
75
FL
27
SC
41
NC
6
WV
VA
29
3
DC
MD
DE
NJ
PA
NY
CT
RI
MA
VT
NH
ME
AK
6
HI

Note: As of Press Release 4/26/2018

FirstCash

20

U.S. OPERATING TRENDS: Q1-2018 21 • LEGACY FIRST CASH STORES CONTINUE TO SEE SOLID SAME-STORE INCREASES: – SAME-STORE PAWN LOANS UP 6% – SAME-STORE PAWN FEE REVENUE UP 4% • LEGACY CASH AMERICA POSTED SOLID SEQUENTIAL IMPROVEMENTS: – PAWN LOANS EXPECTED TO COMP POSITIVE IN Q3-2018 – RAPIDLY IMPROVING RETAIL MARGINS – IMPROVED INVENTORY METRICS 89% 88% 88% 91% 94% 95% 11% 12% 12% 9% 6% 5% $283 $258 $244 $240 $217 $188 $0 $50 $100 $150 $200 $250 $300 $350 Th o u san d s U.S. INVENTORY LEVELS ($ IN MILLIONS) Current INV Aged INV 1 1 Aged inventory defined as inventory aged 361+ days

Cash America Merger Synergies Drive Additional Accretion

	Estimated Amounts at Time of Merger	Achieved as of December 2017	Expected Opportunities in 2018
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $43 million in 2017	• ~$75 million or more of run rate synergies expected to be achieved by end of 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $19 million in 2017	
Transaction and Integration Costs	• Up to ~$28 million	• Approximately $24 million	• Less than $2 million in 2018

FirstCash®

22

23 U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT Note: As of 3/31/18 PAWN COLLATERAL INVENTORY 61% 15% 9% 3% 9% 3% 66% 16% 6% 3% 6% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

U.S. EARNINGS GROWTH STRATEGY 24 •CONTINUE SCOUTING ACQUISITIONS IN EXISTING STATES – ORGANIC DEMAND AS UNBANKED AND UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW – CONTINUED OPPORTUNITIES FOR SMALLER “TUCK-IN” ACQUISITIONS – 12 SHOP ACQUISITION IN TN/GA (US MONEY Q1-2018) – 4 SINGLE STORE ACQUISITIONS TO DATE IN 2018 •DRIVE FURTHER MERGER SYNERGIES & MARGIN IMPROVEMENT – ADDITIONAL SYNERGIES EXPECTED IN 2018 – INCREASED RETAIL MARGINS, ESPECIALLY IN LEGACY CASH AMERICA LOCATIONS – EXPECTING PAWN LOAN GROWTH IN SECOND HALF OF 2018 AND BEYOND

STABLE REGULATORY CLIMATE FOR PAWN 25 • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (34 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 Note: As of 3-31-18

98% 2% LIMITED EXPOSURE TO CFPB RULES FOR PAYDAY LENDING 26 TARGET REVENUE MIX (NEXT 3-5 YEARS) 96% 4% CONSUMER LENDING PAWN OPERATIONS Q1-2018 TTM REVENUE MIX IS PRIMARILY PAWN RELATED • IN OCTOBER 2017, THE CFPB RELEASED ITS SMALL-DOLLAR LOAN RULE (THE “SDL RULE”), WHICH IS SCHEDULED TO TAKE EFFECT IN JULY 2019. IF THE SDL RULE TAKES EFFECT, IT WILL IMPACT SHORT-TERM SMALL DOLLAR LOAN PRODUCTS SUCH AS PAYDAY LOANS, AUTO TITLE LOANS AND CERTAIN INSTALLMENT LOANS. IMPORTANTLY, THE SDL RULE DOES NOT APPLY TO NON-RECOURSE PAWN LOANS. – THE PROPOSED RULES INCLUDE, AMONG OTHER THINGS: – ADDITIONAL UNDERWRITING REQUIREMENTS – COOLING-OFF PERIODS BETWEEN CERTAIN LOANS – LIMITATIONS TO PREVENT THE SUSTAINED USE OF CERTAIN LOANS SUCH AS CAPPING THE NUMBER OF ROLLOVERS – RESTRICTIONS ON COLLECTION PRACTICES • TRADITIONAL PAWN LOANS ARE EXCLUDED FROM THE SCOPE OF THE NEW CFPB RULES

FINANCIAL HIGHLIGHTS PUEBLA, MEXICO CUAUTLA, MEXICO

ADJUSTED NET INCOME AND ADJUSTED EBITDA 28 ($ IN MILLIONS) Note: Adjusted Net Income and Adjusted Net EBITDA are non-GAAP numbers. See appendix for reconciliation to Net Income. $68 $85 $131 $140$132 $180 $273 $273 $0 $40 $80 $120 $160 $200 $240 $280 2015 2016 2017 TTM Q1-2018 Adjusted Net Income Adjusted EBITDA

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW 29 ($ IN MILLIONS) Note: Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Adjusted Free Cash Flow from Operating Activities. $93 $97 $220 $248 $68 $68 $231 $246 $0 $50 $100 $150 $200 $250 2015 2016 2017 TTM Q1-2018 Operating Activities Cash Flow Adjusted Free Cash Flow

30 ADJUSTED EARNINGS PER SHARE 1 Adjusted earnings measures may exclude the impact of the Tax Act, merger and acquisition related expenses and the loss on extinguishment of debt from the senior notes refinancing, which are further described in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 Given the difficulty in predicting the amount and timing of future ongoing Merger expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance $2.42 $2.44 $2.74 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2015 2016 2017 2018 Guidance Adjusted Net Income Per Share 2018 Guidance GUIDANCE RANGE2: $3.35 - $3.55 1 GUIDANCE AS PROVIDED ON APRIL 26, 2018

FIRSTCASH FISCAL 2018 OUTLOOK 31 •INCREASED FISCAL FULL-YEAR 2018 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.35 TO $3.551 – REPRESENTS ADJUSTED EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 22% TO 30% •KEY ASSUMPTIONS: – EXPECTATION TO ADD APPROXIMATELY 200 LOCATIONS IN 2018, (INCLUDES THE 126 SMALLER-FORMAT PRENDAMEX STORES AND 30 LARGE FORMAT STORES OPENED/ACQUIRED THUS FAR IN 2018 AND 40-50 ADDITIONAL LARGE FORMAT LOCATIONS OVER THE REMAINDER OF THE YEAR) – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR REFLECTS CONTINUED POTENTIAL CURRENCY VOLATILITY, RELATED PRIMARILY TO ONGOING TRADE AND IMMIGRATION DISCUSSIONS BETWEEN THE U.S. AND MEXICO – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26% TO 27% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.15 TO $0.17 PER SHARE DUE TO EXPECTED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS – ESTIMATED EARNINGS DRAG IN 2018 FOR MERGER RELATED EXPENSES OF $0.02 TO $0.04 PER SHARE, NET OF TAX 1 The guidance, announced on 4/26/2018, for fiscal 2018 is presented on a non-GAAP basis, as it does not include the impact of Merger expenses. Given the difficulty in predicting the amount and timing of future ongoing Merger expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance.

32 ($ IN MILLIONS) DIVIDENDS, SHARE REPURCHASES AND PAYOUT RATIO $92 $182 $37 $38 $44 $40 $20 $129 $220 55% 58% 23% 98% 157% 0% 50% 100% 150% 200% $0 $60 $120 $180 $240 2014 2015 2016 2017 TTM Q1-2018 Share Repurchases Dividends Payout Ratio, Adjusted Net Income PAYOUT RATIO DEFINED AS TOTAL DIVIDENDS AND SHARE REPURCHASES AS A PERCENT OF ADJUSTED NET INCOME 1 Temporarily suspended share repurchases due to merger activity. 1

$0.125 $0.19 $0.22 $0.125 $0.19 $0.22 $0.125 $0.19 $0.22 $0.19 $0.20 $0.22 $0.57 $0.77 $0.88 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 2016 2017 2018 Projected Qtr. 1 Qtr. 2 Qtr. 3 Qtr. 4 33 DIVIDENDS PER SHARE CONTINUE TO GROW 2018 GUIDANCE: ★ IDENTIFIES SEQUENTIAL QUARTER- OVER-QUARTER DIVIDEND INCREASE

$200 $200 $200 $300 $300 $300 $300 $360 $260 $137 $97 $140 $107 $83 $560 $460 $337 $397 $440 $407 $383 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 $0 $200 $400 $600 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Ne t D eb t to Ad jus ted EB ITD A R ati o FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Net Debt to EBITDA LEVERAGE PROFILE – POST MERGER ($ IN MILLIONS) 34 1 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP number. See Company’s 4/26/2018 press release for a calculation of the Net Debt Ratio. NET DEBT RATIO1 (NET DEBT/TTM ADJUSTED EBITDA) = 1.0 TO 1 NET DEBT RATIO1 (NET DEBT/TTM ADJUSTED EBITDA) = 1.2 TO 1

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1-2018 Stock Repurchases & Dividends Acquisitions Capital Expenditures Outstanding Debt Cumulative Total $ Millions $597 $315 $428 Stock Repurchases & Dividends: - 15,045,949 split-adjusted shares repurchased - $67 million in cumulative dividends paid Acquisitions Since 2004: - 164 stores acquired in U.S. - 442 stores acquired in Latin America - 815 stores acquired in Cash America Merger Capital Expenditures Since 2004: - Includes 785 De Novo store openings $383 OVER $1.3 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS 35

36 • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON LARGE FORMAT, FULL-SERVICE MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS & CASH FLOWS ALLOW FOR DIVIDEND AND SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS INVESTMENT RECAP

APPENDIX KANSAS CITY, MISSOURI SANTA TECLA, EL SALVADOR

Shares (FCFS) % S/O (FCFS) l BlackRock Fund Advisors 5,529,870 11.9% Index l l The Vanguard Group, Inc. 4,251,298 9.1% Index l l Fiduciary Management, Inc. 2,256,092 4.8% Value l l Dimensional Fund Advisors, L.P. (U.S.) 2,079,463 4.5% Index l l William Blair & Company, LLC (Investment Management) 1,947,129 4.2% Aggressive Growth l l Genesis Investment Management, LLP 1,767,217 3.8% GARP l l Wellington Management Company, LLP 1,549,210 3.3% Value l l GIC Asset Management Pte., LTD 1,516,164 3.3% Value l l EARNEST Partners, LLC 1,382,044 3.0% Value l l State Street Global Advisors (SSgA) 1,215,435 2.6% Index l Institution Name Dominant Style 41% 13% 46% Top 25 Shareholder Breakdown Index EM/INTL Focus U.S. Focus TOP 10 SHAREHOLDERS AND SHAREHOLDERS BREAKDOWN 38 EM/INTL Focus represents 22% of actively managed shareholders Note: As of 12/31/2017

NON-GAAP FINANCIAL INFORMATION 39 The Company uses certain financial calculations such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (as defined or explained below) as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined in SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s operating performance and because management believes they provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results, as presented, may not be comparable to other similarly titled measures of other companies. The Company has adjusted the applicable financial measures to exclude, among other expenses and benefits, Merger related expense because it generally would not incur such costs and expenses as part of its continuing operations. The Merger related expenses are predominantly incremental costs directly associated with the Merger and integration of Cash America, including professional fees, legal expenses, severance and retention payments, accelerated vesting of certain equity compensation awards, contract breakage costs and costs related to consolidation of technology systems and corporate facilities.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME 40 YEAR ENDED DECEMBER 31, TTM ENDED MARCH 31, 2015 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $60,710 $2.14 $60,127 $1.72 $143,892 $3.00 $152,882 $3.22 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION - - 14,399 0.41 - - - - SEVERANCE AND RETENTION - - 9,594 0.27 2,456 0.05 2,144 0.04 OTHER 1,989 0.07 2,030 0.06 3,254 0.07 3,342 0.07 TOTAL MERGER AND OTHER ACQUISITION EXPENSES 1,989 0.07 26,023 0.74 5,710 0.12 5,486 0.11 NET TAX BENEFIT FROM TAX ACT - - - - (27,269) (0.57) (27,269) (0.57) LOSS ON EXTINGUISHMENT OF DEBT - - - - 8,892 0.19 8,892 0.19 NET GAIN ON SALE OF COMMON STOCK OF ENOVA - - (818) (0.02) - - - - RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPERATIONS 5,784 0.21 - - - - - - ADJUSTED NET INCOME $68,483 $2.42 $85,332 $2.44 $131,225 $2.74 $139,991 $2.95 ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA 41 YEAR ENDED DECEMBER 31, TTM ENDED MARCH31, 20151 2016 2017 2018 NET INCOME $60,710 $60,127 $143,892 $152,882 INCOME TAXES 26,971 33,320 28,420 22,967 DEPRECIATION AND AMORTIZATION 17,446 31,865 55,233 52,273 INTEREST EXPENSE 16,887 20,320 24,035 24,120 INTEREST INCOME (1,566) (751) (1,597) (2,251) EBITDA 120,448 144,881 249,983 249,991 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 8,654 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 14,114 RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA - (1,299) - - ADJUSTED EBITDA $132,201 $180,252 $273,159 $272,759 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations ($ IN THOUSANDS)

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW 42 YEAR ENDED DECEMBER 31, TTM ENDED MARCH31, 2015 2016 2017 2018 CASH FLOW FROM OPERATING ACTIVITIES $92,749 $96,854 $220,357 $247,808 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 29,766 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) (37,896) FREE CASH FLOW 67,960 46,919 223,957 239,678 MERGER RELATED EXPENSES PAID, NET OF TAX - 20,939 6,659 6,425 ADJUSTED FREE CASH FLOW $67,960 $67,858 $230,616 $246,103 ($ IN THOUSANDS)

INVESTOR CONTACT INFORMATION 43 INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP IR.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (817) 886-6998